Exhibit 10.1(a)

                                  AMENDMENT #1

                   TO LEASE DATED July 12, 1996 BY AND BETWEEN
          Equitable Holdings, Inc. (a Minnesota corporation), AS LESSOR
           AND Inter-Con-PC Inc. (a Minnesota corporation), AS LESSEE

         THIS AMENDMENT TO LEASE, entered into and made of the 4th day of September 1996, by and between Equitable Holdings, Inc. (a Minnesota corporation), as Lessor and Inter-Con-PC, Inc. (a Minnesota corporation), as Lessee.

                                   WITNESSETH:

         WHEREAS, Lessor and Lessee have heretofore entered into a certain lease, dated July 12, 1996 (the "Lease"), of a certain space at Bay 101, 7667 equitable Drive, Eden Prairie, Minnesota (the "Premises"), upon terms and conditions described in said Lease; and

         WHEREAS, Lessor and Lessee desire to amend said lease as described below:

         NOW THEREFORE, in consideration of the rents reserved and of the covenants and agreements herein set forth, it is agreed that the Lease be hereby amended from and after the date hereof as follows:

1. The demised Premises shall be expanded to include an additional 100 square feet of office space commencing retroactive as of August 15, 1996. Said additional space shall expand Demised Premises to a total of 2,441 square feet as shown on the floor plan attached hereto as Exhibit "E."

2. Base Rent as defined in Article 42 of the Lease shall be deleted in its entirety and replaced with:


         Period                                            Monthly Base Rent              Total Period Base Rent
         ------                                            -----------------              ----------------------
         August 15, 1996, through and including
         August 31, 1996                                       $1,004.02                         $1,004.02

         September 1, 1996, through and
         including August 31, 1999                             $1,830.75                        $65,907.00

         September 1, 1999, through and
         including August 31, 2001                             $1,922.30                        $46,135.20

3. Lessee's prorata share of Additional Rent, Article 3 of the Lease, shall be 10.48% commencing retroactively as of August 15, 1996.

         Except as is hereinabove set forth, all other terms, provisions and covenants of the Lease shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


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



LESSEE:                                         LESSOR:

Inter-Con-PC, Inc.                              Equitable Holdings, Inc.
(a Minnesota corporation)                       (a Minnesota corporation)

By:      /s/ Michael P. Ferderer                By:      /s/ Joseph F. Novogratz
         -------------------------------------           -----------------------
         Michael P. Ferderer                             Joseph F. Novogratz
Its:     President and Chief Executive Officer  Its:     President
         -------------------------------------           -----------------------



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